Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 21, 2016 (this “Amendment”), and effective in accordance with Section 4 below, is entered into by and among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), certain Subsidiaries of Holdings (each such Subsidiary, a “Subsidiary Guarantor” and, together with Holdings, the “Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and the 2016 Incremental Term Facility Lenders (as hereinafter defined) party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, Holdings, the Borrower, certain subsidiaries of Holdings, the Administrative Agent and the Lenders entered into that certain Restatement Agreement, dated as of October 5, 2016, whereby that certain Second Amended and Restated Credit Agreement, dated as of December 23, 2013 was amended and restated in its entirety in the form of that certain Third Amended and Restated Credit Agreement, dated as of October 5, 2016 (such amended and restated credit agreement as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of December 14, 2016, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that certain financial institutions and institutional investors signatory hereto (in such capacity, the “2016 Incremental Term Facility Lenders”) collectively provide Incremental Term Commitments (the “2016 Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans (such loans, the “2016 Incremental Term Loans”) pursuant hereto, in a single draw in an aggregate principal amount equal to $935,000,000 (the “Aggregate 2016 Incremental Term Loan Commitment”) during the 2016 Incremental Term Loan Facility Availability Period (as defined in the Credit Agreement as determined after giving effect to this Amendment), the proceeds of which will be used, in part, to repay and redeem certain existing indebtedness of FairPoint Communications, Inc., a Delaware corporation (“FairPoint”) in connection with the Borrower’s acquisition of all of the equity interests of Fairpoint (the “Acquisition”) and to pay all fees and expenses to be paid on or prior to the 2016 Incremental Term Loan Facility Closing Date (as defined in the Credit Agreement as determined after giving effect to this Amendment) and owing in connection with the foregoing and the other transactions contemplated thereby, and each 2016 Incremental Term Facility Lender is prepared to make a portion of such Aggregate 2016 Incremental Term Loan Commitment, and to provide a portion of the 2016 Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;

WHEREAS, each of Morgan Stanley Senior Funding, Inc. (“MSSF”), MUFG (for purposes of this Amendment, such term shall mean The Bank of Tokyo-Mitsubishi UFJ, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc. and/or any other affiliates or subsidiaries as they collectively deem appropriate to provide the services referred to herein and in that certain commitment letter, dated as of December 3, 2016, by and among, inter alios, the Arrangers (as hereinafter defined) and the Borrower), TD Securities (USA) LLC and Mizuho Bank, Ltd. has agreed to act as a joint lead arranger (collectively, the “Arrangers”) and a joint bookrunner for the 2016 Incremental Term Loans; and

Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

WHEREAS, Holdings, the Borrower, the Subsidiary Guarantors, the 2016 Incremental Term Facility Lenders and the Administrative Agent are entering into this Amendment in order to evidence such 2016 Incremental Term Loan Commitments and such 2016 Incremental Term Loans, in accordance with Section 2.21 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement.The Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 below, hereby amended as follows:

(a)                Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

(a)                ““2016 Incremental Amendment” means that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of December 21, 2016, among Holdings, the Borrower, the Subsidiary Loan Parties, the Administrative Agent and the 2016 Incremental Term Facility Lenders party thereto.”

““2016 Incremental Amendment Effective Date” means the first date on which all of the conditions contained in Section 4 of the 2016 Incremental Amendment have been satisfied or waived.”

““2016 Incremental Term Facility Lenders” means each Lender with a 2016 Incremental Term Loan Commitment.”

““2016 Incremental Term Loan Facility Availability Period” means the period commencing on and including the 2016 Incremental Amendment Effective Date to the Expiration Date.”

““2016 Incremental Term Loan Facility Closing Date” means the first date, on or after the 2016 Incremental Amendment Effective Date but not after the Expiration Date, on which all of the conditions contained in Section 5 of the 2016 Incremental Amendment have been satisfied or waived.”

““2016 Incremental Term Loan Commitment” means the several, and not joint, obligations of the 2016 Incremental Term Facility Lenders, in the respective amounts set forth on Schedule 1 to the 2016 Incremental Amendment, to advance the aggregate amount of up to $935,000,000 to the Borrower on the 2016 Incremental Term Loan Facility Closing Date, pursuant to the terms of this Agreement and the 2016 Incremental Amendment.”

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““2016 Incremental Term Loans” means collectively, the amounts advanced by the 2016 Incremental Term Facility Lenders to the Borrower under the 2016 Incremental Term Loan Commitment on the 2016 Incremental Term Loan Facility Closing Date.”

““Expiration Date” means the earliest of (i) the termination of the 2016 Incremental Term Loan Commitment pursuant to Section 2.11(d), (ii) the Outside Date (as defined in the FairPoint Acquisition Agreement, and as such date may be extended in accordance with terms of FairPoint Acquisition Agreement in effect on date hereof), (iii) December 3, 2017 and (iv) the date of termination, expiration or abandonment of the FairPoint Acquisition Agreement (in accordance with the terms of the FairPoint Acquisition Agreement).”

““FairPoint Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of December 3, 2016, by and among Holdings, FairPoint Communications, Inc., a Delaware corporation and Falcon Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings.

(b)   Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan” means the term loan made, or to be made, to the Borrower pursuant to Section 2.01(a)(i) and any Incremental Term Loan (including, without limitation, the 2016 Incremental Term Loan), the principal amount of which is added to the principal amount of the then outstanding Initial Term Loan pursuant to Section 2.21 and the applicable Incremental Facility Amendment. The aggregate principal amount of the Initial Term Loan as of the Restatement Date is $900.0 million.”

(c)                Section 2.01(a) of the Credit Agreement is hereby amended by adding the following new clause (iii) at the immediate end thereof as follows:

“Each of the 2016 Incremental Term Facility Lenders severally agrees to make a 2016 Incremental Term Loan on the 2016 Incremental Term Loan Facility Closing Date and during the 2016 Incremental Term Loan Facility Availability Period to the Borrower in the amount of the 2016 Incremental Term Loan Commitment of such 2016 Incremental Term Facility Lender (net of any original issue discount thereon). For all purposes of this Agreement and the other Loan Documents other than this Section 2.01(a), Sections 2.07(a), 2.11(d) and 5.13(b) (x) the term “Initial Term Loans” shall include the 2016 Incremental Term Loans and (y) the Initial Term Loans and the 2016 Incremental Term Loans are deemed to be one and the same Class of Term Loans.”

(d)               Section 2.07(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (ii) of the first sentence thereof, (ii) deleting the period appearing at the end of clause (ii) of the first sentence thereof and replacing it with a semi-colon and (iii) inserting a new clause (iii) to the first sentence thereof as follows:

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Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

“(iii) in respect of the 2016 Incremental Term Loans, unless the 2016 Incremental Term Loans become due and payable earlier pursuant to Section 2.05 or Article VII, the unpaid principal amount of the 2016 Incremental Term Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing with the first full fiscal quarter following 2016 Incremental Term Loan Facility Closing Date in an aggregate amount for each installment equal to 0.25% of the aggregate principal amount of the 2016 Incremental Term Loans as of the 2016 Incremental Term Loan Facility Closing Date with the remainder due and payable in full on the Initial Term Loan Maturity Date (as the amounts of individual installments may be adjusted pursuant to Section 2.05 hereof and as such amounts may be further adjusted to comply with the provisions of Section 2.21 as a result of any prepayment of the Initial Term Loans prior to funding of 2016 Incremental Term Loans).”

(e)                Section 2.11 of the Credit Agreement is hereby amended by adding the following new clause (d) at the immediate end thereof as follows:

“Unless previously terminated or reduced, the 2016 Incremental Term Loan Commitment shall be automatically and permanently reduced to zero on the earlier of (x) the 2016 Incremental Term Loan Facility Closing Date (after the funding of the 2016 Incremental Term Loans by the 2016 Incremental Term Facility Lenders to be made on such date in accordance with and subject to the terms and conditions hereof) and (y) the last day of the 2016 Incremental Term Loan Facility Availability Period.”

(f)                Section 2.21(a) of the Credit Agreement is hereby amended by adding the following proviso at the immediate end of the penultimate sentence thereof: “(it being understood and agreed that the 2016 Incremental Term Loans were made pursuant to clause (B) hereof)”.

(g)               Section 5.13 of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (c) thereof and inserting the following immediately prior to the period at the end of such Section:

“and (d) the proceeds of the 2016 Incremental Term Loan Facility will be used for the purposes identified in the 2016 Incremental Amendment”

SECTION 2.      The 2016 Incremental Term Loans. Pursuant to Section 2.21 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:(a) Each 2016 Incremental Term Facility Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2016 Incremental Term Facility Lender shall have, as contemplated by Section 2.21 of the Credit Agreement, a 2016 Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such 2016 Incremental Term Facility Lender’s name under the heading “2016 Incremental Term Loan Commitment” on Schedule 1 to this Amendment, and (ii) such 2016 Incremental Term Facility Lender shall be deemed to be, and shall become a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under the Credit Agreement and the other Loan Documents. The Borrower and the Administrative Agent hereby agree that from and after the Effective Date, each 2016 Incremental Term Facility Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any 2016 Incremental Term Facility Lender’s 2016 Incremental Term Loan Commitment shall mean its 2016 Incremental Term Loan Commitment as acquired pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2016 Incremental Term Loan Commitment”.

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Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

(b)       Each 2016 Incremental Term Facility Lender hereby agrees to make Incremental Term Loans to the Borrower on the 2016 Incremental Term Loan Facility Closing Date in a principal amount not to exceed its respective 2016 Incremental Term Loan Commitment (as determined after giving effect to this Amendment).

SECTION 3.      Reference to and Effect on the Loan Documents.(a)    Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any other “Loan Document” (as defined in the Credit Agreement) or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any Subsidiary Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any other “Loan Document” (as defined in the Credit Agreement) or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. On and after the Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

(b)   On the Effective Date, the Credit Agreement shall be amended by this Amendment. The parties hereto acknowledge and agree that (i) this Amendment and any other “Loan Documents” (as defined in the Credit Agreement) executed and delivered in connection herewith do not constitute a novation, or termination of the Obligations under the Credit Agreement as in effect immediately prior to the Effective Date; (ii) such Obligations are in all respects continuing (as amended by the Amendment) with the terms, conditions, covenants and agreements contained in the Credit Agreement being modified only to the extent provided in the Amendment; and (iii) the Liens and security interests as granted under the Loan Documents securing the Obligations are in all such respects continuing and in full force and effect.

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Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

(c)    This document shall constitute a “Loan Document” (as defined in the Credit Agreement) for all purposes of the Credit Agreement and shall be administrated and construed pursuant to the terms of the Credit Agreement.

SECTION 4.      Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)    the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified in writing by the Administrative Agent to the Borrower, each properly executed by an Authorized Officer of the applicable signing Loan Party, dated as of the Effective Date (except as set forth in clauses (iii)(B) and (v) below), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

i.            counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor and the Administrative Agent;

ii.            counterparts of this Amendment duly executed by the 2016 Incremental Term Facility Lenders identified on Schedule 1 hereto;

iii.            a certificate of an Authorized Officer of each Loan Party that, after giving effect to this Amendment and the transactions contemplated hereby, (A) certifies and attaches the resolutions adopted by the board of directors (or equivalent governing body) of the applicable Loan Party approving or consenting to the 2016 Incremental Term Loan Commitments and the 2016 Incremental Term Loans and (B) attaching certificates, dated on or about the Effective Date, of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and to the extent reasonably requested by the Administrative Agent, each other jurisdiction where such Loan Party is qualified to do business;

iv.            a certificate of an Authorized Officer of the Borrower stating that, after giving effect to this Amendment and the transactions contemplated hereby, (A) the representations and warranties made by each Loan Party set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or if qualified by materiality or reference to Material Adverse Effect, in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (B) no Default has occurred and is continuing or will result from this Amendment or the transactions contemplated hereby; and

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v.            a written notice from an Authorized Officer of the Borrower (together with any other information and documentation reasonably requested by the Administrative Agent) stating that the Acquisition is a “Limited Conditionality Acquisition”.

(b)   all fees and expenses of the Administrative Agent that are required to be paid hereunder or pursuant to the Credit Agreement shall have been paid in full in cash or will be paid in full in cash concurrently with the effectiveness of this Amendment; and

(c)    The Administrative Agent shall have received a legal opinion, dated as of the Effective Date, of Schiff Hardin LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the 2016 Incremental Term Facility Lenders and reasonably satisfactory to the Administrative Agent.

SECTION 5.      The obligation of each 2016 Incremental Term Facility Lender to make the 2016 Incremental Term Loans, is subject to satisfaction or waiver of the following conditions precedent:

(a)    The 2016 Incremental Amendment Effective Date shall have occurred.

(b)   the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified in writing by the Administrative Agent to the Borrower, each properly executed by an Authorized Officer of the applicable signing Loan Party, dated as of the 2016 Incremental Term Loan Facility Closing Date (except as set forth in clause (iii) below), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

i.            counterparts of all applicable documentation and evidence reasonably satisfactory to the Administrative Agent of all actions taken required pursuant to Section 5.11 of the Credit Agreement in relation to the Acquisition; provided that if Collateral is not or cannot be perfected on the 2016 Incremental Term Loan Facility Closing Date as it relates to FairPoint and its Subsidiaries after the Borrower’s use of commercially reasonable efforts to do so, the perfection of such Collateral shall not constitute a condition precedent to the availability of the 2016 Incremental Term Loans, but shall be required to be perfected on the earlier of (x) within sixty (60) days after the 2016 Incremental Term Loan Facility Closing Date and (y) the date on which such perfection is required pursuant to the terms of the Credit Agreement (subject to extensions in writing by the Administrative Agent);

ii.            a certificate of a Financial Officer of the Borrower that, after giving effect to this Amendment and the transactions contemplated hereby, (A)  demonstrating that, after giving pro forma effect to such 2016 Incremental Term Loans and the use of proceeds therefrom, the Borrower would be in pro forma compliance with the Financial Covenants as of the end of the most recently ended Fiscal Quarter for which appropriate financial information is available, (B) certifies no Event of Default under any of Section 7.01(a) or Section 7.01(i) of the Credit Agreement has occurred and is continuing and (C) certifies that the conditions described in clauses (e), (f) and (g) of this Section 5 have been satisfied;

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Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

iii.            a certificate of an Authorized Officer of each Loan Party attaching certificates of the good standing, dated on or about the 2016 Incremental Term Loan Facility Closing Date, of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and to the extent reasonably requested by the Administrative Agent, each other jurisdiction where such Loan Party is qualified to do business;

iv.            a certificate of the Borrower on behalf of each Loan Party, executed by an Authorized Officer of the Borrower, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the 2016 Incremental Amendment Effective Date to the documents delivered on the 2016 Incremental Amendment Effective Date pursuant to Section 4.01(a)(iii)(A) of this Amendment; and

v.            a solvency certificate substantially in the form attached hereto as Exhibit A, signed by a Financial Officer of the Borrower acceptable to the Administrative Agent, attesting that, before and after giving effect to this Amendment and the transactions contemplated hereby, the Borrower and its Subsidiaries are Solvent.

(c)    the Acquisition and the issuance of equity interests of Holdings to the selling shareholders of FairPoint as partial consideration for the Acquisition (the “Equity Issuance”) shall be consummated concurrently with the initial funding of the 2016 Incremental Term Loans on the 2016 Incremental Term Loan Facility Closing Date in compliance with applicable law and in accordance with the FairPoint Acquisition Agreement (as defined in the Credit Agreement as determined after giving effect to this Amendment), without waiver or amendment thereof or any consent thereunder (including any change in the purchase price) unless such waiver, amendment or consent (i) has received the prior written consent of the Arrangers, or (ii) is not materially adverse to any interests of the 2016 Incremental Term Facility Lenders or the Arrangers (it being understood and agreed that (1) any change in the consideration paid for the Acquisition shall be deemed to be materially adverse to the interests of the 2016 Incremental Term Facility Lenders and the Arrangers, and (2) any change to the definition of “Company Material Adverse Effect”, “Parent Material Adverse Effect” or any similar definition or to Sections 9.2(d) and (g), Sections 9.3, 10.8, 10.11 and 10.12 of the FairPoint Acquisition Agreement shall be deemed to be materially adverse to the interests of the Lenders and the Arrangers);

(d)   as of the 2016 Incremental Term Loan Facility Closing Date, and subject to the other terms and conditions set forth in the FairPoint Acquisition Agreement, (i) the Parent (as defined in the FairPoint Acquisition Agreement) shall make available to the Company (as defined in the FairPoint Acquisition Agreement), or pay directly, an amount in cash sufficient to pay the aggregate outstanding Funded Debt (as defined in the FairPoint Acquisition Agreement) together with all Debt Payment Expenses (as defined in the FairPoint Acquisition Agreement), (ii) the Company, if such amount is not paid directly by the Parent and is made available to the Company in accordance with the foregoing clause (i), shall apply such cash to pay the Funded Debt and the Debt Payment Expenses, if any, and with respect to the notes under the Indenture, the Company shall have provided irrevocable notice of redemption of all then outstanding notes and deposited with the trustee under the Indenture proceeds sufficient, without consideration of any investment of interest, to pay and discharge the entire indebtedness on the then outstanding notes for principal, premium (if any) and accrued and unpaid interest to but not including the redemption date and (iii) solely to the extent that all outstanding obligations under that certain Credit Agreement, dated as of February 14, 2013 (the “Existing Target Credit Agreement”) by and among FairPoint, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and the other parties from time to time party thereto on the 2016 Incremental Term Loan Facility Closing Date constitute Funded Debt (other than any indemnity obligation for unasserted claims that by its terms survives the termination of the Existing Target Credit Agreement), the Company shall cause the administrative and collateral agents under the Existing Target Credit Agreement to deliver to the Parent a pay-off letter (the “Pay-off Letter”), in form and substance reasonably satisfactory to the Parent, evidencing the satisfaction of all liabilities under the Existing Target Credit Agreement (other than any indemnity obligation for unasserted claims that by its terms survives the termination of the Existing Target Credit Agreement) upon receipt of the amounts set forth in such Pay-off Letter and a release in customary form of all Liens with respect to the capital stock, property and assets of the Company and its Subsidiaries (as defined in the FairPoint Acquisition Agreement) securing the obligations under the Existing Target Credit Agreement (the “Refinancing”);

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Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

(e)    the representations and warranties (i) made by FairPoint in the FairPoint Acquisition Agreement that are material to the interests of the 2016 Incremental Term Facility Lenders, but only to the extent that Holdings has the right to terminate its obligations under the FairPoint Acquisition Agreement as a result of a breach of such representations in the FairPoint Acquisition Agreement and (ii) contained in Section 3.01 of the Credit Agreement (other than clause (c) thereof), Section 3.02 of the Credit Agreement (other than clause (d) thereof), the last sentence of Section 3.03 of the Credit Agreement and each of Sections 3.04, 3.14, 3.18 (such representation and warranty evidenced in a solvency certificate from the Chief Financial Officer of the Borrower, substantially in the form attached hereto as Exhibit A), 3.20 and 3.21 of the Credit Agreement are, in each case, true and correct in all material respects on and as of the 2016 Incremental Term Loan Facility Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(f)    the applicable conditions set forth in Section 2.21 of the Credit Agreement shall have been satisfied;

(g)   except as set forth in Section 4.8(a) of the Company Disclosure Schedule (as defined in the FairPoint Acquisition Agreement), since September 30, 2016, no event has occurred which has had or would reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect (as defined in the FairPoint Acquisition Agreement);

(h)   The Administrative Agent shall have received a legal opinion, dated as of the 2016 Incremental Term Loan Facility Closing Date, of Schiff Hardin LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the 2016 Incremental Term Facility Lenders and reasonably satisfactory to the Administrative Agent;

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(i)     the Arrangers shall have received, reviewed and be satisfied with (i) U.S. GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of each of the Borrower and FairPoint for each of the three fiscal years ended December 31, 2015 (the “Audited Financial Statements”), (ii) unaudited consolidated balance sheets and related statements of income and cash flows of each of the Borrower and Fairpoint for each fiscal quarter of 2016 ended at least 45 days before the 2016 Incremental Term Loan Facility Closing Date (or, if the most recently completed fiscal period is the end of a fiscal year, ended at least 90 days before the 2016 Incremental Term Loan Facility Closing Date), for the period elapsed from the beginning of the 2016 fiscal year to the end of such fiscal quarter and for the comparable periods of the preceding fiscal year (the “Unaudited Financial Statements”) (with respect to which the independent auditors shall have performed an SAS 100 review), (iii) a pro forma consolidated and consolidating balance sheet and related statements of income and cash flows for the Borrower (the “Pro Forma Financial Statements”) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days before the 2016 Incremental Term Loan Facility Closing Date (or, if the most recently completed fiscal period is the end of a fiscal year, ended at least 90 days before the 2016 Incremental Term Loan Facility Closing Date), prepared after giving effect to the Amendment, the Acquisition, the Refinancing and the Equity Issuance had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statements of income and cash flows) and (iv) forecasts of the financial performance of the Borrower and its subsidiaries (including Fairpoint and its subsidiaries) (x) on an annual basis, through 2023 and (y) on a quarterly basis, through 2017. The financial statements referred to in clauses (i) and (ii) shall be prepared in accordance with accounting principles generally accepted in the United States and shall not be materially inconsistent in form and preparation with the financial statements or forecasts previously provided to the Arrangers. The Pro Forma Financial Statements shall be prepared on a basis consistent with pro forma financial statements set forth in a registration statement filed with the Securities and Exchange Commission. The Arrangers hereby acknowledge receipt of, and are satisfied with, the Audited Financial Statements and the Unaudited Financial Statements for the fiscal quarters ending March 31, 2016, June 30, 2016 and September 30, 2016;

(j)     the Borrower and each of the Guarantors shall have provided at least three days prior to the 2016 Incremental Term Loan Facility Closing Date the documentation and other information to the 2016 Incremental Term Facility Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations, including the Act and each of the Arrangers and 2016 Incremental Term Facility Lenders shall be satisfied with all applicable “know your customer,” anti-money laundering, and similar due diligence and approvals concerning the Borrower and each of the Guarantors;

(k)   all fees and expenses required to be paid hereunder, pursuant to the Credit Agreement or as otherwise agreed by and between the Borrower and the Arrangers shall have been paid in full in cash or will be paid in full in cash concurrently with the effectiveness of this Amendment; and

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(l)     the Administrative Agent shall have received flood hazard certifications with respect to each real property location that is subject to a Mortgage, and for any such real property location that is in a flood zone, evidence of flood insurance (with appropriate endorsements naming the Administrative Agent as the mortgagee and lender loss payee).

SECTION 6.      Reaffirmation.

(a)       The Borrower and each of the other Loan Parties each hereby acknowledge and agree that (i) the Guaranty Agreement, the Collateral Agreement and each of the other Loan Documents to which it is a party remains in full force and effect and enforceable against it in accordance with its terms and shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) the Liens and assignments granted pursuant to the Collateral Agreement and each of the other Security Documents to which it is a party remain valid upon the effectiveness of this Amendment, (iii) the Collateral Agreement, each of the other Security Documents to which it is a party and such Liens and assignments support or secure, and will continue to support or secure, the Obligations under the Credit Agreement (as amended by this Amendment) and (iv) each reference in the Guaranty Agreement and the Collateral Agreement to “Obligations” shall mean and be a reference to “Obligations” as defined in the Credit Agreement (as amended by this Amendment).

(b)       Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the Credit Agreement, as amended by this Amendment, and confirms its obligations to guarantee the payment and performance of all “Guaranteed Obligations” (as defined in the Guaranty Agreement).

SECTION 7.      Representations and Warranties/No Default. By its execution hereof,

(a)       each of the Borrower and the other Loan Parties represents and warrants that the representations and warranties contained in each Loan Document (including this Amendment and the Credit Agreement) are true and correct in all material respects on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date and that no Default or Event of Default has occurred and is continuing as of the Effective Date;

(b)       each of the Borrower and the Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)       it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this Amendment and the performance of this Amendment, the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby or thereby; and

(ii)       this Amendment, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

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SECTION 8.      Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.      Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11.  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[remainder of page intentionally left blank; signature pages follow]

12
Consolidated Communications, Inc. Incremental Amendment to 3rd A&R Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

CONSOLIDATED COMMUNICATIONS, INC.,
as Borrower

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

HOLDINGS:

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

Amendment No. 2 to 3rd A&R Credit Agreement
Consolidated Communications, Inc.
Signature Page

SUBSIDIARY GUARANTORS:

CONSOLIDATED COMMUNICATIONS, ENTERPRISE SERVICES, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS SERVICES COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

Amendment No. 2 to 3rd A&R Credit Agreement
Consolidated Communications, Inc.
Signature Page

CONSOLIDATED COMMUNICATIONS OF CALIFORNIA COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CRYSTAL COMMUNICATIONS, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS OF MINNESOTA COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

CONSOLIDATED COMMUNICATIONS OF MID-COMM. COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

IDEAONE TELECOM, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

Amendment No. 2 to 3rd A&R Credit Agreement
Consolidated Communications, Inc.
Signature Page

ENVENTIS TELECOM, INC., as Guarantor,

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	Chief Financial Officer and Assistant Secretary

Amendment No. 2 to 3rd A&R Credit Agreement
Consolidated Communications, Inc.
Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Kieran Mahon
Name:	Kieran Mahon
Title:	Director

Amendment No. 2 to 3rd A&R Credit Agreement
Consolidated Communications, Inc.
Signature Page

2016 INCREMENTAL TERM FACILITY LENDERS:

MORGAN STANLEY SENIOR FUNDING, INC., as a 2016 Incremental Term Facility Lender

By:	/s/ Reagan Philipp
Name:	Reagan Philipp
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 3rd A&R Credit Agreement Consolidated Communications, Inc. Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a 2016 Incremental Term Facility Lender

By:	/s/ Yen Hua
Name:	Yen Hua
Title:	Director

Signature Page to Amendment No. 2 to 3rd A&R Credit Agreement Consolidated Communications, Inc. Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a 2016 Incremental Term Facility Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to 3rd A&R Credit Agreement Consolidated Communications, Inc. Signature Page

MIZUHO BANK, LTD., as a 2016 Incremental Term Facility Lender

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

Signature Page to Amendment No. 2 to 3rd A&R Credit Agreement Consolidated Communications, Inc. Signature Page

Schedule 1
2016 Incremental Term Commitments and 2016 Incremental Term Facility Lenders

2016 Incremental Term Facility Lender	2016 Incremental Term Commitment	Commitment Percentage
Morgan Stanley Senior Funding, Inc.	$374,000,000	40%
MUFG	$233,750,000	25%
The Toronto-Dominion Bank, New York Branch	$233,750,000	25%
Mizuho Bank, Ltd.	$93,500,000	10%
Total:	$935,000,000	100%

Exhibit A

[FORM OF] SOLVENCY CERTIFICATE

December [_], 2016

This Solvency Certificate (this “Certificate”) is furnished to the Administrative Agent and the Lenders pursuant to Section 5(b)(v) of the Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of December 21, 2016, among, inter alios, Consolidated Communications, Inc. (the “Company”), a wholly-owned subsidiary of Consolidated Communications Holdings, Inc. (“Holdings”), Holdings, the Administrative Agent and 2016 Incremental Term Facility Lenders (the “Amendment”). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Amendment.

The undersigned Chief Financial Officer, on behalf of the Company hereby certifies, solely in its capacity as Chief Financial Officer of the Company and not individually (and without personal liability), to Wells Fargo Bank, National Association as administrative agent under the Credit Agreement (the “Administrative Agent”), and to the 2016 Incremental Term Facility Lenders that, as of the date hereof and immediately after giving effect to the consummation of the Acquisition and the applicable Credit Events contemplated by the Amendment, the Loan Parties and their respective Subsidiaries, on a consolidated basis, are Solvent.

In reaching the conclusions set forth in this Certificate, the undersigned has (i) reviewed the Amendment and other Loan Documents referred to therein and such other documents deemed relevant, (ii) reviewed the financial statements (including the pro forma financial statements) referred to in Section 4(f) of the Amendment (the “Financial Statements”) and (iii) made such other investigations and inquiries as the undersigned has deemed appropriate. The undersigned is familiar with the financial performance and prospects of Holdings and its Subsidiaries and hereby confirms that the Financial Statements were prepared in good faith and fairly present, in all material respects, on a pro forma basis as of [____] (after giving effect to the Amendment and the transactions contemplated thereby), Holdings’ and its Subsidiaries’ consolidated financial condition.

The financial information and assumptions which underlie and form the basis for the representations made in this Certificate were fair and reasonable when made and were made in good faith and continue to be fair and reasonable as of the date hereof.

The undersigned confirms and acknowledges that the Administrative Agent and the 2016 Incremental Term Facility Lenders are relying on the truth and accuracy of this Certificate in connection with the Commitments and Loans under the Amendment.

IN WITNESS WHEREOF, I have executed this Certificate this as of the date first written above.

CONSOLIDATED COMMUNICATIONS, INC.
By:

Name:
Title: Chief Financial Officer